Exhibit 10.3

Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

SOCIALIST REPUBLIC OF VIETNAM

Independence – Freedom – Happiness

—-o0o-—

IN-PRINCIPLE ASSET SALE AGREEMENT

(No.: VF-OT-20210011)

•	Pursuant to the Civil Law No. 91/2015/QH13 adopted by the National Assembly of the Socialist Republic of Vietnam on November 24, 2015 and its guiding documents;;

•	Pursuant to the Commercial Law No. 36/2005/QH11 adopted by the National Assembly of the Socialist Republic of Vietnam on June 14, 2005 and its guiding documents;

•	Pursuant to the the Law on Enterprise No. 59/2020/QH14 adopted by the National Assembly of the Socialist Republic of Vietnam on June 17, 2020 and its guiding documents;

•	Pursuant to the actual needs,

This In-Principle Asset Sale Agreement (“Agreement”) is made on December 30, 2021 by and between:

VINES ENERGY SOLUTION JOINT STOCK COMPANY (hereinafter referred to as “Party A”)

Enterprise code No.: [***]

Address: Symphony Office Building, Chu Huy Man Street, Vinhomes Riverside Ecological Urban Area, Phuc Loi Ward, Long Bien District, Ha Noi City, Vietnam

Legal representative: [***]

Title: [***]

VINFAST TRADING AND PRODUCTION LIMITED LIABILITY COMPANY (hereinafter referred to as “Party B”)

Enterprise code No.: [***]

Address: Dinh Vu – Cat Hai economic zone, Cat Hai Island, Cat Hai Town, Cat Hai District, Hai Phong City, Vietnam

Legal representative: [***]

Title: [***]

(Party A và Party B are collectively referred to as the “Parties” or “Two Parties” and individually a “Party”)

After agreement, the Parties consent to sign this Agreement with the following specfic terms:

ARTICLE 1: AGREEMENT CONTENT

1.1

Party B agrees to sell and Party A agrees to purchase assets pursuant to the lists, including but not limited to assets under the battery production project, as provided in Appendix I of this Agreement.

1.2

Within the scope of this Agreement, Two Parties will continue to sign Sale Agreements or Purchase Orders (in writing, by phone and by email) for each specific batch of goods. Details of goods, quantity, price, delivery, payment method and other terms (if any) will be clearly provided in the corresponding Sale Agreements, Purchase Orders (hereinafter collectively referred to as “Purchase Order”).

ARTICLE 2: ASSETS HANDOVER

2.1	Conditions for handover of assets: Party B will handover assets to Party A after: Party A completes the necessary legal procedures to implement the battery production investment project.

2.2	Handover date: Pursuant to agreement in the specific Purchase Order.

2.3	Place of handover: Pursuant to agreement in the specific Purchase Order .

2.4	The handover of assets shall be completed only when the representatives of Two Parties sign and confirm the Assets handover minute.

ARTICLE 3: TIME OF ESTABLISHING OWNERSHIP AND TRANSFER OF RISK IN RESPECT OF ASSETS

3.1

Asset ownership under each specific Purchaser Order shall only be transferred from Party B to Party A after Party B issues invoice for Part A and Party B signs the receipt through the Assets handover minutes.

3.2	The time of risk transfer in respect of assets is when the assets are handed over to Party A pursuant to Article 2 of this Agreement.

ARTICLE 4: AGREEMENT VALUE AND PAYMENT METHOD

4.1	The Agreement’s value shall be based on actual asset formation costs incurred [***] and specified in each Purchase Order signed by the Two Parties.

4.2	Payment method

Unless otherwise specified in the Purchase Order, within [***] working days from the date of completion of the handover of assets, Party B shall send Party A the payment documents including:

•	The original of the Payment request;

•	Original VAT invoice;

•	A copy of the Assets handover minutes certified by both Parties.

Within [***] working days from the date of receipt of valid payment documents, Party A shall pay Party B the amount to be paid according to the payment documents, by bank transfer to the bank account having the following information:

Beneficiary Name: [***]

Account name: [***]

Bank name: [***]                                                  Branch: [***]

ARTICLE 5: RIGHTS AND OBLIGATIONS OF THE PARTIES

5.1	Rights and obligations of Party A:

•	Receive the assets as provided in Article 2 of this Agreement;

•	Transport the assets from place of handover by means of transportation arranged by Party A and at Party A’s expense;

•	Pay in full and on schedule to Party B as provided in Article 4 of this Agreement.

5.2	Rights and Obligations of Party B:

•	Deliver the assets and records, documents related to the assets (if any) to Party A as provided Article 2 of this Agreement;

•	Receive payment from Party A according to the provisions of this Agreement.

ARTICLE 6: PENALTY FOR BREACH OF CONTRACT

6.1

Party B shall ensure the delivery of assets to Party A on time in accordance with the Agreement or each specific Purchase Order, depending on the case of delay in asset formation as committed in Article 5.2 or delay in each specific Purchase Order. In case Party B delays to deliver the assets on schedule (but not due to force majeure events and not due to Party A’s fault), Party B shall be subject to a penalty of [***] of the [***] for each day of delay, but the total delay shall not be more than [***] days. The total penalty value shall not exceed [***] of the [***].

6.2

In case Party A delays in payment for Party B, Party A shall be subject to a penalty of [***] of the due value for payment of the Purchase Order for each day of late payment, the delay time shall not be more than [***] days. If Party A has not paid Party B for more than [***] days, Party B will have the right to recover the assets until Party B receives payment from Party A.

ARTICLE 7: DURATION AND TERMINATION OF AGREEMENT

7.1	Agreement Duration

This Agreement takes effect from agreement date until the end of December 31, 2022 and may be automatically renewed many times, each extension has a period of [***] unless a Party sends to the other Party a notice for not renewing the Agreement within [***] days before the expiry date of the Agreement.

7.2	Termination of Agreement

•	The Agreement is expired and a Party sends a notice not to renew the Agreement;

•	All assets provided in the Agreement have been completely handed oveer between the Parties;

•

One of the Parties ceases business, is unable to pay due debts, falls into a state of insolvency or is considered insolvent, decides to dissolve or goes bankrupt. In this case, the Agreement will terminate in a manner agreed upon by the Parties and/or in accordance with the provisions of applicable laws; or

•

Liquidation of Agreement: When there is a need to liquidate the Agreement, Two Parties shall conduct a cross-check, complete payment of fees. After Two Parties fulfill their obligations, they will sign a Minute of liquidation of Agreement.

ARTICLE 8: APPLICABLE LAW AND DISPUTE SETTLEMENT

This Agreement is interpreted and governed by the laws of the Socialist Republic of Vietnam. In case a dispute arises, the parties shall jointly discuss and settle in the spirit of goodwill and conciliation, ensuring the respect for the legitimate rights and interests of Parties. Disputes that are not resolved within [***] days from the date requested by a Party shall be submitted to be resolved at the Vietnam International Arbitration Center (VIAC), besides the Vietnam Chamber of Commerce and Industry with the VIAC Rules of Procedure. The place of arbitration is Hanoi City.

ARTICLE 9: OTHER AGREEMENT

9.1

Neither Party may transfer a part of or all obligations and responsibilities under this Agreement to any third party without the prior written consent of the other Party, except for the delivery, transfer of the rights/obligations under this Agreement to its subsidiaries, affiliates or in the event of business reorganization, including merger into another company or division, separation or conversion, provided that such delivery or transfer of such rights/obligations does not cause damage to the rights and interests of the other Party under this Agreement.

9.2	The Parties undertakes to strictly follow the terms as agreed in this Agreement, all amendments, supplementations shall be agreed by the Parties and signed as an Appendix to Contract.

9.3	Purchase Orders, as well as amendments, supplementations shall be considered appendixes and an integral part of this Agreement.

9.4	This Agreement shall be executed in 04 (four) originals, each Party shall keep 02 (two) originals with equal validity.

PARTY A ON BEHALF OF VINES ENERGY SOLUTION JOINT STOCK COMPANY /s/ [***]	PARTY B ON BEHALF OF VINFAST TRADING AND PRODUCTION LIMITED LIABILITY COMPANY /s/ [***]

APPENDIX I: LIST OF EXPECTED TRANSFERRED ASSETS (*)

NO.	TYPE OF ASSET	ORIGINAL COST	DEPRECIATED VALUE	REMAINING VALUE
1.	LIST OF COMPLETED ASSETS, TOOLS IN 2021 (Table 1)	[***]	[***]	[***]
2.	LIST OF ASSETS, TOOLS EXPECTED TO BE COMPLETED IN 2022 (Table 2)	[***]	[***]	[***]

	TOTAL EXPECTED TRANSFERRED ASSETS (1+2)	[***]	[***]	[***]

(*)	The temporary asset value is estimated as at December 31, 2021. The details of list and asset value will be agreed by the Parties at the time the official transfer contract is signed.
(*)	Value does not include VAT.

TABLE 1. LIST OF COMPLETED ASSETS, TOOLS IN 2021

Asset Code	Asset Name	Depreciation Date	Original cost (on December 31, 2021)	Depreciated Value (on December 31, 2021)	Remaining value (on December 31, 2021)
[***]	[***]	[***]	[***]	[***]	[***]

	Total		[***]	[***]	[***]

TABLE 2. LIST OF ASSETS, TOOLS WITH EXPECTED COMPLETION 2022

No.	Asset name	Original cost	Depreciated value	Remaining value
[***]	[***]	[***]	[***]	[***]

	Total (=1+2) (**)	3,324,684,603,851	0	3,324,684,603,851

(**)	The estimated asset value is according to the budget as of December 31st, 2021. The list and asset value details will be agreed by Parties at the time the official transfer contract is signed.